Exhibit 10.1









                                    AMENDMENT

                           Dated as of March 29, 2002

                                       to



                       GENERATION PURCHASE RIGHT AGREEMENT


                                 by and between


                               KEYSPAN CORPORATION
                                   AS SELLER,


                                       and


                    LONG ISLAND LIGHTING COMPANY d/b/a LIPA,
                                    AS BUYER,



                            Dated as of June 26, 1997

         This AMENDMENT (the "Amendment") is made and entered into as of March 29, 2002, by and between KEYSPAN CORPORATION, a New York corporation formerly known as MarketSpan Corporation (the "Seller"), as assignee of Long Island Lighting Company, and LONG ISLAND LIGHTING COMPANY d/b/a LIPA, a New York corporation (the "Buyer"), as assignee of Long Island Power Authority, to the Generation Purchase Right Agreement, by and between the Seller and the Buyer, dated as of June 26, 1997 (the "GPRA").

                                    RECITALS

         WHEREAS, the Seller and the Buyer have determined to revise the term during which the Right may be exercised in accordance with the GPRA; and

         WHEREAS, the Buyer and KeySpan Electric Services LLC, a wholly owned subsidiary of the Seller are contemporaneously entering into certain amendments to the Management Services Agreement between such parties dated as of June 26, 1997.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE 1

                                   DEFINITIONS

     Section 1.1. Definitions. All capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to them in the GPRA.


                                    ARTICLE 2

                               AMENDMENTS TO GPRA

     Section 2.1. Amendment to Section 2.2 of the GPRA. Section 2.2 of the GPRA is amended to read as follows:

          Section 2.2 Exercisability. Subject to the further terms of this Agreement, the Right shall become exercisable at any time after November 28, 2004. The Right shall expire and cease to be exercisable at 12:01 a.m. on May 28, 2005.

     Section 2.2  Amendment  to Section 2.7 of the GPRA.  The first  sentence of
Section 2.7 of the GPRA is amended to read as follows:

          The closing of this Agreement will be on a date scheduled by LIPA not earlier than May 28, 2005 (the "Closing Date") at a location to be agreed upon by the parties hereto following the Exercise Date.

     Section 2.3. Amendment to Section 5.1 of the GPRA. Paragraph (h) of Section
5.1 of the GPRA is amended by deleting "the third anniversary hereof" in the first sentence of such paragraph and adding the place thereof "May 29, 2004."

     Section  2.4.  Amendment  to  Section  5.3 of the GPRA.  Subsection  (a) of
Section 5.3 of the GPRA is amended by deleting "the third anniversary hereof" in the first sentence of such subsection and adding in the place thereof "May 29, 2004."

     Section 2.5 Initial Management Agreement. In the event that Buyer determines to retain a company to manage the Generating Facilities for Buyer upon Buyer's acquisition of the Generating Facilities, Buyer will, as part of the manager selection process and consistent with Buyer's procurement obligations, negotiate in good faith with Seller regarding a potential, mutually acceptable initial management agreement. Buyer's agreement to negotiate in good faith with Seller shall not preclude Buyer from also negotiating with, and selecting, a third party to manage the Generating Facilities for Buyer.

                                    ARTICLE 3

                                  MISCELLANEOUS

     Section 3.1. Effective Date. This Amendment shall be effective upon its execution and delivery by the parties hereto.

     Section 3.2. Affirmation of Representations. All representations and warranties of the Seller and Genco set forth in Section 4.1 of the GPRA are true and correct as of the date hereof. Seller and Genco have been, and are, in compliance with the GPRA, including, without limitation, Section 5.1 thereof. All representations and warranties of the Buyer set forth in Section 4.3 of the GPRA are true and correct as of the date hereof. Buyer has been, and is, in compliance with the GPRA.

     Section 3.4. Additional Representations. The Seller and Genco, jointly and severally, represent and warrant to the Buyer that no consent, approval or authorization of, or declaration, filing or registration with, any Governmental Authority is required to be made or obtained by Seller or Genco in connection with the execution, delivery and performance of this Amendment by Seller or Genco. The Buyer represents and warrants to the Seller that no consent, approval or authorization of, or declaration, filing or registration with, any Governmental Authority is required to be made or obtained by the Buyer in connection with the execution, delivery and performance of this Amendment by the Buyer.

     Section 3.5. Severability. The provisions of this Amendment are severable, and if any provision hereof shall be determined by a court of competent jurisdiction to be invalid or unenforceable, such determination shall not affect, impair or invalidate the remainder of this Amendment.

     Section 3.6. Miscellaneous. Except as amended hereby, the GPRA shall remain in full force and effect. This Amendment shall be governed, including, without limitation, as to validity, interpretation and effect, by the Laws of the State of New York. This Amendment may be executed in two or more counterparts which together shall constitute a single agreement.

                  IN WITNESS WHEREOF, each party hereto has duly executed this Amendment as of the date first above written.

                                   KEYSPAN CORPORATION



                                   By  /s/
                                       -----------------------------------------
                                   Name:
                                   Title:


                                   LONG ISLAND LIGHTING COMPANY
                                     d/b/a LIPA, as Buyer


                                   By  /s/
                                       -----------------------------------------
                                   Name:
                                   Title:




Acknowledged and agreed to by:

KEYSPAN GENERATION LLC


By /s/
   -----------------------
Name:
Title: